Statement of Additional Information Supplement dated September 21, 2011
The purpose of this mailing is to provide you with changes to the current Statement of Additional Information for Class A, C, R, Y and Institutional Class shares of the Fund listed below:
Invesco Floating Rate Fund
The following information replaces in its entirety the fifth paragraph appearing under the heading “DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS — Investment Strategies and Risks - Investment Techniques — Borrowing” of the Statement of Additional Information:
     “The Fund has entered into a committed, unsecured line of credit with a bank in the maximum aggregate principal amount of $150 million.”